Exhibit 99.1

MALLINCKRODT PLC
CONSOLIDATED AND COMBINED STATEMENTS OF INCOME
(unaudited, in millions, except per share data)

	Three Months Ended
	September 27, 2013	Percent of Net sales	September 28, 2012	Percent of Net sales
Net sales	$545.2	100.0%	$513.1	100.0%
Cost of sales	293.1	53.8	279.8	54.5
Gross profit	252.1	46.2	233.3	45.5
Selling, general and administrative expenses	135.5	24.9	140.4	27.4
Research and development expenses	43.3	7.9	36.6	7.1
Separation costs	3.6	0.7	8.1	1.6
Restructuring charges, net	15.3	2.8	0.7	0.1
Gain on divestiture	(0.7)	(0.1)	(0.7)	(0.1)
Operating income	55.1	10.1	48.2	9.4
Interest expense	(9.9)	(1.8)	(0.1)	—
Interest income	0.2	—	—	—
Other income, net	(1.5)	(0.3)	0.2	—
Income from continuing operations before income taxes	43.9	8.1	48.3	9.4
Provision for income taxes	12.7	2.3	21.0	4.1
Income from continuing operations	31.2	5.7	27.3	5.3
Gain (loss) from discontinued operations, net of income taxes	2.3	0.4	(1.1)	(0.2)
Net income	$33.5	6.1	$26.2	5.1

Basic earnings per share:
Income from continuing operations	$0.54		$0.47
Gain (loss) from discontinued operations	0.04		(0.02)
Net income	0.58		0.45
Diluted earnings per share:
Income from continuing operations	$0.54		$0.47
Gain (loss) from discontinued operations	0.04		(0.02)
Net income	0.58		0.45
Weighted-average number of shares outstanding(1):
Basic	57.7		57.7
Diluted	58.2		57.7

(1)	For periods prior to the separation from Covidien, weighted-average number of shares reflects the number of ordinary shares of Mallinckrodt outstanding immediately following the separation.

MALLINCKRODT PLC
ADJUSTED EBITDA RECONCILIATIONS
(unaudited, in millions)

	Three Months Ended
	September 27, 2013	September 28, 2012
Net income	$33.5	$26.2
Adjustments:
Interest expense, net	9.7	0.1
Provision for income taxes	12.7	21.0
Depreciation expense	28.6	26.5
Amortization expense	8.8	7.0
(Gain) loss from discontinued operations, net of income taxes	(2.3)	1.1
Other expense (income), net	1.5	(0.2)
Restructuring charges, net	15.3	0.7
Separation costs	3.6	8.1
Up-front and milestone payments	5.0	—
Adjusted EBITDA	$116.4	$90.5
Percent of Net sales	21.3%	17.6%

MALLINCKRODT PLC
NON-GAAP MEASURES
(unaudited, in millions except per share data, net of tax)

	Three Months Ended
	September 27, 2013		September 28, 2012
	Net income	Diluted net income per share (2)	Net income	Diluted net income per share (2)
GAAP	$33.5	$0.58	$26.2	$0.45
Adjustments (net of tax):
Separation costs	2.4	0.04	7.5	0.13
Restructuring and related charges, net (1)	14.6	0.25	1.4	0.02
Amortization expense	5.5	0.09	4.4	0.08
(Gain) loss from discontinued operations	(2.3)	(0.04)	1.1	0.02
Up-front and milestone payments	3.1	0.05	—	—
As adjusted	$56.8	$0.98	$40.6	$0.70

(1)	Includes pre-tax accelerated depreciation of $0.5 million and $1.2 million for the three months ended September 27, 2013 and September 28, 2012, respectively.
(2)	For periods prior to the separation from Covidien, weighted-average number of shares reflects the number of ordinary shares of Mallinckrodt outstanding immediately following the separation.

MALLINCKRODT PLC
SEGMENT NET SALES AND OPERATIONAL GROWTH
(unaudited, in millions)

	Three Months Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth
Specialty Pharmaceuticals
Generics and API	$247.3	$219.3	12.8%	(0.6)%	13.4%
Brands	57.1	39.6	44.2	—	44.2
	304.4	258.9	17.6	(0.5)	18.1
Global Medical Imaging
Contrast Media and Delivery Systems	119.6	132.7	(9.9)	(2.1)	(7.8)
Nuclear Imaging	109.4	110.1	(0.6)	1.2	(1.8)
	229.0	242.8	(5.7)	(0.6)	(5.1)

Other(1)	11.8	11.4	3.5	(4.3)	7.8
Net Sales	$545.2	$513.1	6.3%	(0.6)%	6.9%

(1)	Represents net sales to our former parent.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Three Months Ended
	September 27, 2013	September 28, 2012	Percent change
Specialty Pharmaceuticals
Acetaminophen (API) products	$46.4	$55.5	(16.4)%
Oxycodone (API) and oxycodone-containing tablets	18.0	42.6	(57.7)
Hydrocodone (API) and hydrocodone-containing tablets	34.8	27.7	25.6
Other controlled substances	26.3	21.6	21.8
Methylphenidate HCl	60.0	—	—	(1)
Other	61.8	71.9	(14.0)
Generics and API	247.3	219.3	12.8
EXALGO	33.9	28.3	19.8
Intrathecal products	8.4	—	—	(1)
Other	14.8	11.3	31.0
Brands	57.1	39.6	44.2
Specialty Pharmaceuticals Total	$304.4	$258.9	17.6%

Global Medical Imaging
Optiray	$75.2	$88.7	(15.2)%
Optimark	10.2	13.5	(24.4)
Other	34.2	30.5	12.1
Contrast Media and Delivery Systems	119.6	132.7	(9.9)
Ultra-Technekow DTE	47.1	49.5	(4.8)
Octreoscan	19.9	18.8	5.9
Other	42.4	41.8	1.4
Nuclear Imaging	109.4	110.1	(0.6)
Global Medical Imaging Total	$229.0	$242.8	(5.7)%

(1) Not meaningful

MALLINCKRODT PLC
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Three Months Ended
	September 27, 2013	Percent of segment Net sales	September 28, 2012	Percent of segment Net sales
Specialty Pharmaceuticals	$76.9	25.3%	$34.5	13.3%
Global Medical Imaging	30.8	13.4%	53.6	22.1%
Segment operating income	107.7		88.1
Unallocated amounts:
Corporate and allocated expenses	(24.4)		(22.9)
Intangible asset amortization	(8.8)		(7.0)
Restructuring and related charges, net (1)	(15.8)		(1.9)
Separation costs	(3.6)		(8.1)
Total operating income	$55.1		$48.2

(1)	Includes accelerated depreciation of $0.5 million and $1.2 million for the three months ended September 27, 2013 and September 28, 2012, respectively.

MALLINCKRODT PLC
CONSOLIDATED AND COMBINED STATEMENTS OF INCOME
(unaudited, in millions, except per share data)

	Year Ended
	September 27, 2013	Percent of Net sales	September 28, 2012	Percent of Net sales
Net sales	$2,204.5	100.0%	$2,056.2	100.0%
Cost of sales	1,179.6	53.5	1,091.4	53.1
Gross profit	1,024.9	46.5	964.8	46.9
Selling, general and administrative expenses	609.9	27.7	551.7	26.8
Research and development expenses	165.7	7.5	144.1	7.0
Separation costs	74.2	3.4	25.5	1.2
Restructuring charges, net	33.2	1.5	11.2	0.5
Gain on divestiture	(2.9)	(0.1)	(2.9)	(0.1)
Operating income	144.8	6.6	235.2	11.4
Interest expense	(19.5)	(0.9)	(0.5)	—
Interest income	0.3	—	0.4	—
Other income, net	0.8	—	1.0	—
Income from continuing operations before income taxes	126.4	5.7	236.1	11.5
Provision for income taxes	68.6	3.1	94.8	4.6
Income from continuing operations	57.8	2.6	141.3	6.9
Gain (loss) from discontinued operations, net of income taxes	1.0	—	(6.7)	(0.3)
Net income	$58.8	2.7	$134.6	6.5

Basic earnings per share:
Income from continuing operations	$1.00		$2.45
Gain (loss) from discontinued operations	0.02		(0.12)
Net income	1.02		2.33
Diluted earnings per share:
Income from continuing operations	$1.00		$2.45
Gain (loss) from discontinued operations	0.02		(0.12)
Net income	1.02		2.33
Weighted-average number of shares outstanding(1):
Basic	57.7		57.7
Diluted	57.8		57.7

(1)	For periods prior to the separation from Covidien, weighted-average number of shares reflects the number of ordinary shares of Mallinckrodt outstanding immediately following the separation.

MALLINCKRODT PLC
ADJUSTED EBITDA RECONCILIATIONS
(unaudited, in millions)

	Year Ended
	September 27, 2013	September 28, 2012
Net income	$58.8	$134.6
Adjustments:
Interest expense, net	19.2	0.1
Provision for income taxes	68.6	94.8
Depreciation expense	104.1	103.6
Amortization expense	35.4	27.3
(Gain) loss from discontinued operations, net of income taxes	(1.0)	6.7
Other income, net	(0.8)	(1.0)
Restructuring charges, net	33.2	11.2
Separation costs	74.2	25.5
Up-front and milestone payments	5.0	—
Adjusted EBITDA	$396.7	$402.8
Percent of Net sales	18.0%	19.6%

MALLINCKRODT PLC
NON-GAAP MEASURES
(unaudited, in millions except per share data, net of tax)

	Year Ended
	September 27, 2013		September 28, 2012
	Net income	Diluted net income per share (2)	Net income	Diluted net income per share (2)
GAAP	$58.8	$1.02	$134.6	$2.33
Adjustments (net of tax):
Separation costs	70.0	1.21	23.7	0.41
Restructuring and related charges, net (1)	27.7	0.48	14.2	0.25
Amortization expense	22.1	0.38	17.1	0.30
(Gain) loss from discontinued operations	(1.0)	(0.02)	6.7	0.12
Up-front and milestone payments	3.1	0.05	—	—
As adjusted	$180.7	$3.13	$196.3	$3.40

(1)	Includes pre-tax accelerated depreciation of $2.6 million and $8.0 million for the fiscal year ended September 27, 2013 and September 28, 2012, respectively.
(2)	For periods prior to the separation from Covidien, weighted-average number of shares reflects the number of ordinary shares of Mallinckrodt outstanding immediately following the separation.

MALLINCKRODT PLC
SEGMENT NET SALES AND OPERATIONAL GROWTH
(unaudited, in millions)

	Year Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth
Specialty Pharmaceuticals
Generics and API	$1,011.2	$848.8	19.1%	(0.5)%	19.6%
Brands	206.4	156.4	32.0	—	32.0
	1,217.6	1,005.2	21.1	(0.4)	21.5
Global Medical Imaging
Contrast Media and Delivery Systems	498.1	542.0	(8.1)	(1.8)	(6.3)
Nuclear Imaging	437.6	454.8	(3.8)	0.2	(4.0)
	935.7	996.8	(6.1)	(0.9)	(5.2)

Other (1)	51.2	54.2	(5.5)	(0.9)	(4.6)
Net Sales	$2,204.5	$2,056.2	7.2%	(0.6)%	7.8%

(1)	Represents net sales to our former parent.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Year Ended
	September 27, 2013	September 28, 2012	Percent change
Specialty Pharmaceuticals
Acetaminophen (API) products	$216.2	$217.7	(0.7)%
Oxycodone (API) and oxycodone-containing tablets	139.0	144.1	(3.5)
Hydrocodone (API) and hydrocodone-containing tablets	140.0	130.5	7.3
Other controlled substances	112.0	111.7	0.3
Methylphenidate HCl	148.3	—	—	(1)
Other	255.7	244.8	4.5
Generics and API	1,011.2	848.8	19.1
EXALGO	126.1	91.9	37.2
Intrathecal products	29.2	—	—	(1)
Other	51.1	64.5	(20.8)
Brands	206.4	156.4	32.0
Specialty Pharmaceuticals Total	$1,217.6	$1,005.2	21.1%

Global Medical Imaging
Optiray	$318.5	$352.2	(9.6)%
Optimark	44.8	48.0	(6.7)
Other	134.8	141.8	(4.9)
Contrast Media and Delivery Systems	498.1	542.0	(8.1)
Ultra-Technekow DTE	188.8	202.5	(6.8)
Octreoscan	82.8	78.7	5.2
Other	166.0	173.6	(4.4)
Nuclear Imaging	437.6	454.8	(3.8)
Global Medical Imaging Total	$935.7	$996.8	(6.1)%

(1) Not meaningful

MALLINCKRODT PLC
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Year Ended
	September 27, 2013	Percent of segment Net sales	September 28, 2012	Percent of segment Net sales
Specialty Pharmaceuticals	$311.7	25.6%	$162.8	16.2%
Global Medical Imaging	112.3	12.0%	214.3	21.5%
Segment operating income	424.0		377.1
Unallocated amounts:
Corporate and allocated expenses	(133.8)		(69.9)
Intangible asset amortization	(35.4)		(27.3)
Restructuring and related charges, net (1)	(35.8)		(19.2)
Separation costs	(74.2)		(25.5)
Total operating income	$144.8		$235.2

(1)	Includes accelerated depreciation of $2.6 million and $8.0 million for the fiscal year ended September 27, 2013 and September 28, 2012, respectively.

Non-GAAP Financial Measures
The financial tables, as amended, furnished as Exhibit 99.1 to this Form 8-K/A contain financial measures, including adjusted net income, adjusted diluted earnings per share, adjusted EBITDA and operational growth, which are considered "non-GAAP" financial measures under applicable Securities and Exchange Commission rules and regulations.
Adjusted net income represents net income, prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"), excluding the after-tax effects related to separation costs; restructuring and related charges, net; amortization and discontinued operations. Adjusted diluted earnings per share represents adjusted net income divided by the number of diluted shares.
Adjusted EBITDA represents GAAP net income before net interest, income taxes, depreciation and amortization, adjusted to exclude certain items. These items, if applicable, include discontinued operations; other income, net; separation costs; restructuring charges, net; immediately expensed up-front and milestone payments; acquisition-related costs; and non-cash impairment charges.
Operational growth measures the change in net sales between current- and prior-year periods using a constant currency, the exchange rate in effect during the applicable prior-year period. This measure is one of the performance metrics that determines management incentive compensation.
The Company has provided these non-GAAP financial measures because they are used by management, along with financial measures in accordance with GAAP, to evaluate the Company's operating performance. In addition, the Company believes that they will be used by certain investors to measure Mallinckrodt's operating results. Management believes that presenting these non-GAAP measures provides useful information about the Company's performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures used by others.
Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, management strongly encourages investors to review the Company's consolidated and combined financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the above tables.